TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 100.1%

Paychex, Inc.†

5,608 $

203,122

Autodesk, Inc.*

4,037

200,881

Microsoft Corp.

33,411 $

1,189,432

STMicroelectronics NV — SP

Apple, Inc.*

4,301

851,942

ADR

14,009

200,329

Google, Inc. — Class A*

1,170

809,032

Symantec Corp.*

12,090

195,133

Intel Corp.

28,422

757,730

Activision, Inc.*†

6,570

195,129

Nokia OYJ — SP ADR†

19,574

751,446

Intuit, Inc.*†

6,123

193,548

Cisco Systems, Inc.*

25,670

694,887

Flextronics International Ltd.*†

16,030

193,322

International Business

VeriSign, Inc.*

5,114

192,338

Machines Corp.

6,406

692,489

Electronic Data Systems Corp.

8,986

186,280

Hewlett-Packard Co.

13,253

669,011

Amphenol Corp. — Class A

3,965

183,857

Oracle Corp.*

28,467

642,785

Fiserv, Inc.*†

3,278

181,896

Research In Motion Ltd.*

4,160

471,744

Analog Devices, Inc.

5,493

174,128

Qualcomm, Inc.

11,846

466,140

Satyam Computer Services Ltd.

SAP AG — SP ADR†

8,840

451,282

— SP ADR†

6,510

173,947

Dell, Inc.*

17,059

418,116

Iron Mountain, Inc.*†

4,653

172,254

Taiwan Semiconductor

KLA-Tencor Corp.†

3,563

171,594

Manufacturing Co. Ltd. — SP

Harris Corp.

2,735

171,430

ADR

41,357

411,916

Network Appliance, Inc.*

6,781

169,254

Texas Instruments, Inc.

11,817

394,688

Broadcom Corp. — Class A*

6,469

169,100

eBay, Inc.*

11,143

369,836

Cognizant Technology

Corning, Inc.

14,649

351,429

Solutions Corp. — Class A*

4,938

167,596

EMC Corp*†

18,534

343,435

BMC Software, Inc.*

4,691

167,187

Motorola, Inc.

20,922

335,589

Maxim Integrated Products,

MEMC Electronic Materials,

Inc.

6,285

166,427

Inc.*†

3,534

312,724

Western Digital Corp.*

5,453

164,735

Yahoo!, Inc.*

13,030

303,078

Salesforce.com, Inc.*†

2,623

164,436

Adobe Systems, Inc.*

6,746

288,257

Computer Sciences Corp.*

3,317

164,092

Western Union Co.

11,490

278,977

Fidelity National Information

Infosys Technologies Ltd. —

Services, Inc.

3,804

158,208

SP ADR

6,140

278,510

Marvell Technology Group

Automatic Data Processing,

Ltd.*

11,296

157,918

Inc.

6,236

277,689

BEA Systems, Inc.*†

9,977

157,437

MasterCard, Inc.

1,279

275,241

NAVTEQ Corp.*

2,073

156,719

Applied Materials, Inc.

15,439

274,197

Microchip Technology, Inc.

4,933

154,995

Telefonaktiebolaget LM

Linear Technology Corp.†

4,852

154,439

Ericsson — SP ADR

11,431

266,914

Amdocs, Ltd.*

4,479

154,391

Accenture Ltd. — Class A

7,232

260,569

Cypress Semiconductor

Tyco Electronics Ltd.

6,950

258,053

Corp.*†

4,219

152,011

Electronic Arts, Inc.*†

4,307

251,572

Infineon Technologies AG —

Nvidia Corp.*

7,286

247,870

SP ADR*

13,039

151,774

AU Optronics Corp. — SP

Citrix Systems, Inc.*†

3,945

149,949

ADR†

12,071

231,763

Nortel Networks Corp.*†

9,680

146,071

Juniper Networks, Inc.*†

6,977

231,636

Business Objects SA — SP

Xerox Corp.

13,751

222,629

ADR*

2,340

142,506

Agilent Technologies, Inc.*

6,004

220,587

McAfee, Inc.*

3,763

141,112

ASML Holding NV

6,936

217,027

Akamai Technologies, Inc.*†

4,071

140,857

Seagate Technology

8,390

213,945

Altera Corp.

7,203

139,162

Alcatel-Lucent

28,661

209,798

Xilinx, Inc.

6,299

137,759

CA, Inc.

8,337

208,008

Total System Services, Inc.†

4,910

137,480

Sun Microsystems, Inc.*

11,309

205,032

Cognos Inc*

2,370

136,441

Alliance Data Systems Corp.*†

1,806

135,432

1

TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

National Semiconductor Corp.

5,958 $

134,889

Ciena Corp.*†

2,482 $

84,661

SanDisk Corp.*

3,982

132,083

Factset Research Systems, Inc.†

1,508

83,996

DST Systems, Inc.*†

1,556

128,448

ON Semiconductor Corp.*†

9,120

80,986

Flir Systems, Inc.*

4,070

127,391

AVX Corp.†

5,970

80,117

Hewitt Associates, Inc. — Class

Anixter International, Inc.*

1,268

78,958

A*

3,310

126,740

Integrated Device Technology,

Arrow Electronics, Inc.*†

3,206

125,932

Inc.*

6,938

78,469

Mettler Toledo International,

F5 Networks, Inc.*†

2,546

72,612

Inc.*

1,080

122,904

Teradyne, Inc.*†

6,779

70,095

NCR Corp.*†

4,889

122,714

Gartner, Inc. — Class A*†

3,810

66,904

Avnet, Inc.*

3,500

122,395

Diebold, Inc.†

2,221

64,365

Check Point Software

Riverbed Technology, Inc.*

2,230

59,630

Technologies Ltd.*†

5,496

120,692

VeriFone Holdings, Inc.*†

2,480

________

57,660

Lam Research Corp.*

2,756

119,142

Total Common Stocks

Red Hat, Inc.*

5,675

118,267

(Cost $23,154,193)

________

29,004,550

Equinix, Inc.*†

1,160

117,241

Face

Micron Technology, Inc.*†

15,945

115,601

Amount

Cadence Design Systems,

REPURCHASE AGREEMENTS

Inc.*†

6,717

114,256

0.4%

Broadridge Financial Solutions,

Collateralized by U.S. Treasury

Inc.

5,043

113,114

Obligations

Global Payments, Inc.

2,409

112,067

Lehman Brothers Holdings, Inc.

Synopsys, Inc.*†

4,311

111,784

issued 12/31/07 at 1.00% due

Novellus Systems, Inc.*†

3,968

109,398

01/02/08

$

120,933

________

120,933

Affiliated Computer Services,

Inc. — Class A*

2,425

109,367

Total Repurchase Agreements

Ansys, Inc.*†

2,600

107,796

(Cost $120,933)

________

120,933

Nuance Communications,

SECURITIES LENDING COLLATERAL 14.9%

Inc.*†

5,510

102,927

Investment in Securities Lending Short

Itron, Inc.*†

1,060

101,728

Term

Micros Systems, Inc.*†

1,430

100,329

Investment Portfolio Held

CommScope, Inc.*

2,035

100,142

by U.S. Bank

4,327,212

________

4,327,212

Ingram Micro, Inc. — Class A*

5,515

99,491

Total Securities Lending Collateral

LSI Logic Corp.*†

18,482

98,139

(Cost $4,327,212)

________

4,327,212

Molex, Inc.

3,576

97,625

Total Investments 115.4%

Trimble Navigation Ltd.*†

3,198

96,707

(Cost $27,602,338)

$

________

33,452,695

Lexmark International, Inc.*†

2,766

96,423

Liabilities in Excess of Other

Intersil Corp. — Class A

3,824

93,611

Assets – (15.4)%

$

________

(4,476,097)

Brocade Communications

Systems, Inc.*†

12,620

92,631

Net Assets – 100.0%

$

28,976,598

JDS Uniphase Corp.*

6,943

92,342

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007

Foundry Networks, Inc.*†

5,211

91,297

ADR - American Depository Receipt

National Instruments Corp.

2,730

90,991

Advanced Micro Devices,

Inc.*†

11,987

89,902

International Rectifier Corp.*

2,620

89,001

Jabil Circuit, Inc.

5,795

88,490

Tellabs, Inc.*†

13,285

86,884

Novell, Inc.*

12,560

86,287

Varian Semiconductor

Equipment Associates, Inc.*

2,304

85,248

2